Exhibit 10.1

VISUALANT, INCORPORATED

FORM OF AMENDMENT TO SERIES A PREFERRED STOCK TERMS

THIS AMENDMENT TO SERIES A PREFERRED STOCK TERMS (this “Amendment”) is made and entered into as of July 20, 2015, by and between ____________, and Visualant, Incorporated, a Nevada corporation (the "Company").

WHEREAS, the Purchaser purchased shares of Series A Convertible Preferred Stock of the Company (the “Series A Preferred Stock”) issued by the Company on __________ (the “Effective Date”) pursuant to a subscription agreement executed by the  Purchaser with a total purchase price of $__________ (the “Subscription Agreement”);

WHERAS, the Purchaser also entered into a Registration Rights Agreement dated as of the Effective Date between the Company and the Purchaser (the “Registration Rights Agreement’);

WHEREAS, the Company filed a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock on February 23, 2015 (the “Original Certificate of Designation’) reflecting the original terms of the Series A Preferred Stock; and

WHEREAS, the Purchaser and the Company now wish to amend and restate the Original Certificate of Designation ab initio;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

1.         Amendment and Restatement of Certificate of Designation.  The parties agree that the Company shall file an Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, in substantially the form attached hereto as Exhibit A (the “New Certificate of Designation’) with the Nevada Secretary of State.

2.         Effect of New Certificate of Designation.  The parties agree that, as between the parties, the New Certificate of Designation shall be effective ab initio, as of the Effective Date.  Without limiting the generality of the foregoing, as between the Purchaser and the Company, all the terms of the New Certificate of Designation shall be effective from the Effective Date forward, as if the terms of the Original Certificate of Designation had contained the same terms as the New Certificate of Designation.

3.         Effect on Subscription Agreement and Registration Rights Agreement.  Except as set forth in Section 4 below, the Subscription Agreement and the Registration Rights Agreement shall remain in full force and effect; provided, however, that any references to the terms of the Series A Preferred Stock in such agreements shall automatically, and without further action on the part of the Company or the Purchaser, be deemed to refer to the terms of the Series A Preferred Stock as described in the New Certificate of Designation.

4.         Amendment of Registration Rights Agreement; Waiver of Piggyback Registration Rights.

(i)         Section 2(a)(i) of the Registration Rights Agreement (Initial Registration Statement) is hereby deleted in its entirety.

(ii)         The Purchaser hereby waives all rights under Section 2(e) of the Registration Rights Agreement with respect to the registration statement on Form S-1 initially filed by the Company on April 24, 2015, as amended.

5.         Representation of Purchaser.  The Purchaser represents and warrants that Purchaser is the holder of the number of shares of preferred stock listed opposite his signature, and that he has not sold or encumbered in any way such shares of preferred stock or any portion thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Company:

VISUALANT, INCORPORATED

By:_________________________________

Its:_________________________________

Purchaser:

____________________________________________________________________________

Subscription Amount / Number of Shares

$_______            / _______*

By: ________________________________

Name: ______________________________

Title: _______________________________

*Post-reverse stock split and amendment to Certificate of Designation